10. EMPLOYEE BENEFIT PLANS (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Details
Retirement Benefits, Description	The Company maintains a 401(k) plan, which is qualified under Section 401(a) and Section 401(k) of the Internal Revenue Code of 1986 (the “Code”), as amended, to cover employees of the Company.
Defined Contribution Plan, Description	Any employee who is 18 years of age or older is eligible to participate in the 401(k) plan on the first day of the month following the completion of one complete calendar month of continuous employment and the Company begins matching up to 4.50% of an employee’s deferred contribution, up to 6.00% of their total compensation
Payment for Pension and Other Postretirement Benefits	$ 2,505,468	$ 2,482,686	$ 2,273,130